Corporate Investor Deck November 2023

Forward Looking Statements This presentation contains forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Such forward looking statements include, but are not limited, to, statements relating to: expectations regarding future financial performance in the short- and long-term, including, without limitation, revenue (and the source thereof), expenses (including anticipated spend and savings/synergies), adjusted gross margin, adjusted EBITDA loss, free cash flow burn, compound annual growth rate, liquidity runway, and the Company’s ability to generate favorable sales mix of higher gross margin products; expectations regarding investment in inventory and spinal implant sets and regarding product launches and line extensions; availability under the Company’s credit facility; the benefits of initiatives, including investments in a direct sales strategy and in product development and enhancements to existing products; planned discontinuation of products; the Company’s growth and taking of market share; the Company’s ability to lower its manufacturing costs; and the Company’s ability to reduce organization complexity and the benefits thereof. These forward looking statements are not guarantees of our future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict, including the risks described under the heading “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2022 and subsequent Form 10-Qs filed with the Securities and Exchange Commission (the “SEC”). Factors that could cause or contribute to such differences may include, but are not limited to: risks related to the integration of the legacy Orthofix and SeaSpine businesses and the ability of the combined company to realize the expected long term financial and other benefits of their merger; surgeons’ and hospitals’ willingness to adopt our newly launched products; the ability of newly launched products to meet the needs of surgeons and patients, including as a result of the lack of clinical validation of products in limited commercial (or “alpha”) launch; continued pricing pressure, whether as a result of consolidation in hospital systems, competitors or others, as well as exclusion from major healthcare systems; the risk of supply shortages and associated disruption to product sales, including as a result of our dependence on a limited number of third-party suppliers for components and raw materials, as a result of the pandemic, or otherwise, and our ability to adequately manage inventory; global economic instability and potential supply chain  disruption, including as a result of Russia’s invasion of Ukraine and resulting sanctions; our ability to recruit and retain management and key personnel; our ability to continue to invest in medical education and training, product development, and/or sales and marketing initiatives at levels sufficient to drive future revenue growth; general economic and business conditions in the markets in which we do business, both in the U.S. and abroad; and the other risks and uncertainties more fully described in our periodic filings with the SEC. This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time to time with the SEC, which are available to read at www.sec.gov. Any or all forward looking statements that we make may turn out to be inaccurate (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward looking statements. You should not place undue reliance on any of these forward looking statements. Further, any forward looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligati on to update, and expressly disclaim any duty to update, our forward looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise.

a Investment Highlights Building a Leading Global Spine & Orthopedics Company Extensive Portfolio Solutions with Complementary Technologies Improved Clinical Outcomes & Economic Value Expanded Distribution Channels & Global Commercial Reach $150M Credit Facility Provides Liquidity to Fund Growth and Scale Visionary Leadership Team with Deep Sector Experience Large Addressable Markets with High Growth Opportunities

Senior Leadership Team Experienced leadership with 250+ years in spine/orthopedics Suzanne Armstrong Chief Human Resources Officer Roberto Donadello Senior Vice President Global Operations Tyler Lipschultz President Global Biologics Beau Standish, PhD, PEng President Global Enabling Technologies Kim Elting President Global Orthopedics Ehab Esmail Senior Vice President, Global Quality, Regulatory & Clinical Affairs Kevin Kenny President Global Spine Catherine Burzik Chair of the Board & Interim Chief Executive Officer Frank Vizesi, PhD Chief Scientific Officer Geoffrey Gillespie Vice President, Corporate Controller and Interim Chief Financial Officer Puja Leekha SVP, Chief Ethics & Compliance Officer, Interim Chief Legal Officer

Complementary High Growth Portfolio SmartTRAK® 2022 – 2026 U.S. Estimates *Focused growth segments include Enabling Technologies, Motion Preservation, Interbody, DBM, LLIF/OLIF, MIS and Long Bone Stimulation $7B of Focused High-Growth Market Segments* | 6.1% CAGR  Motion Preservation Spinal Fixation Spinal Implants Limb Reconstruction Deformity Correction Orthopedics Cellular Allograft Demineralized Bone Matrices Synthetic Bone Grafts Biologics Machine-vision 7D FLASH™ Navigation Enabling Technologies Bone Growth Stimulation Non-Surgical Alternative Regenerative Technology Bone Growth Therapies Full Continuum of Care

Orthopedics Specialized portfolio of limb reconstruction and deformity correction products that address the most challenging orthopedic conditions  Complex Fracture Management  Digital Healthcare Adult & Pediatric Limb Reconstruction Complex Foot & Ankle Reconstruction TrueLok™ Ring Fixation System TrueLok™ EVO Ring Fixation System Galaxy™ Fixation System XCaliber™ Hybrid Fixator AHN Ankle Hindfoot Nailing™ System G-Beam Fusion Beaming System™ TL-HEX™ TrueLok Hexapod System JuniOrtho Pediatric Plating System™ Fitbone® Limb-Lengthening System OrthoNext™ Platform System for Preoperative Planning

Cervical Thoracolumbar Fixation Interbodies Spinal Implants Comprehensive best-in-class spinal implants offering driving rapid market adoption M6-C™ Artificial Cervical Disc Explorer® TO Expandable Interbody  Construx™ Mini PTC Spacer System Reef® TO NanoMetalene® with Reef Topography ® Admiral™ Anterior Cervical Plating System Shoreline® Anterior Cervical Standalone System NorthStar® Posterior Cervical Fixation System  Forza™ TI Ti Spacer System with Nanovate™ Technology  Firebird™ NXG Spinal Fixation System Mariner® Modular Pedicle Screw System   Janus™ Fenestrated Screw System Mariner® Deformity Adult Deformity Posterior Fixation System WaveForm™ 3D Interbody WaveForm™ C 3D Interbody  ForzaXP™ Expandable Spacer System Meridian™ Spacer System

Demineralized Bone Putty Demineralized Bone Fiber Cellular Allograft Biologics Full spectrum of biologic solutions to enhance the fusion process and promote bone repair and growth Procedural Solutions Traditional Allograft Graft Delivery Synthetic Trinity Elite™ OsteoStrand® Plus Torrent® & Torrent C Accell Evo3® & Evo3® c DynaGraft® II & OrthoBlast® II Legacy™ Opus™ BA Opus™ Mg Set Mozaik™ RAPID® O-Genesis™ OsteoBallast® OsteoBallast MT NorthStar™ Facet Fusion FiberFuse™ OsteoCove™

Bone Growth Therapies Bone Healing Therapy Spine Fusion Therapy Safe and effective treatment and non-surgical alternative to overcome bone healing challenges AccelStim™  Bone Healing Therapy PhysioStim™  Bone Growth Therapy CervicalStim™  Spinal Fusion Therapy SpinalStim™  Spinal Fusion Therapy # 1 Prescribed bone growth stimulator We are proud to be the first to offer a free recycling program so patients can properly dispose of their devices after use. PEMF technology approved Since 1986 Prescribed devices

Enabling Technologies Servicing the full continuum of surgical care FLASH™ Navigation with 7D Technology Machine-vision Navigation System

Diversified & Complementary Business with Broad Commercial Reach ~83% U.S. | ~17% OUS Products distributed in 68 countries $733M TTM Revenue

Commercial Strategy Framework Geographic Footprint Double digit growth in global commercial reach Focused Distributors Expanded market penetration with increased dedicated distribution Diverse Sales Strategy Cross selling opportunities across direct and distribution-based sales channels Clinical Relevance Proven track record of procedural excellence, backed by compelling clinical evidence, spanning multiple markets Training and Education Programs Complementary training and education programs to deliver value to surgeons and distributors Continuum of Care Comprehensive product portfolio from pre-operative planning through post surgical COMMERCIAL STRATEGY FRAMEWORK

Key Growth Drivers Orthopedics HSD growth driven by channel expansion and further products launches expanding our leading TrueLok™ and Fitbone™ franchises Spinal Fixation Industry leading product and procedure launches per year & continued penetration into emerging markets Product Utilization Higher product utilization per procedure from more complete portfolio Spinal Implants & Biologics Continue share taking at >5x market growth, from 50+ product launches since 2018 Higher Revenue Per Case Increased participation in higher revenue complex and deformity procedures from recent full commercialization of Mariner® Adult Deformity Platform BGT Fracture DD growth driven by the recent AccelStim™ launch, future product launches & increasing channel investments Enabling Technologies Growth from recent full commercial launch of MIS module and higher conversion of revenue earnout arrangements Distributor Partners Onboard additional transformative & more focused distributor partners

Q3 2023 Highlights Constant Currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is commonly used by management to analyze net sales excluding the impact of changes in foreign currency rates. The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company’s press release issued and Current Report on Form 8-K filed on November 8, 2023. See Appendix A for calculation of proforma Adjusted EBITDA and proforma Adjusted Gross Margin for each quarterly period of 2022. Pro forma net sales for 2022 include the impact of final Spinal Implant stocking orders to European distributors prior to SeaSpine's exit from that market. Excluding the impact of these transactions, net sales growth was +7.4% on a pro forma constant currency basis for Total Orthofix and +5.8%  for Spinal Implants, Biologics, and Enabling Technologies. Orthofix $53.4M Q3 2023 BGT Revenue 14.7% Growth YoY $184M Q3 2023 Revenue 59.9% Growth YoY at Constant Currency(1) 0.3% Proforma Growth YoY at Constant Currency(2)(4) $13.5M Adjusted EBITDA 17.1% Proforma Growth YoY(2)(3) 71% Adjusted Gross Margin(2) $101M Q3 2023 Global Spinal Implants, Biologics and Enabling Technologies Revenue -6.1% Proforma Decline YoY at Constant Currency(2)(4) $33.7M Cash & Cash Equivalents, 9/30/2023 $70M of outstanding credit facility borrowings $29.7M Q3 2023 Global Orthopedics Revenue 0.7% Growth YoY at Constant Currency (2)

2023 Full Year Guidance $739 – 744M Revenue $42 – 46M Adjusted EBITDA Revenue ranges above represent 5.4% to 6.2% proforma growth rates over prior year Guidance information is as of November 8, 2023, based on guidance provided by Orthofix leadership on that date. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect ay confirmation or update of, that guidance by Orthofix leadership as of any date other than November 8, 2023.

Broader Commercial Reach Accelerated adoption of differentiated technologies Sustainable growth & value creation Strengthened U.S. and international sales channels Rapid product innovation driving market-share taking Complementary Portfolios #1 Prescribed bone growth stimulator portfolio in the U.S. Broadest advanced DBM portfolio, market leading cellular allograft, and comprehensive line of synthetics Next generation differentiated artificial cervical disc Meaningful Revenue & Cost Synergies Est. Revenue Synergies: >$25M* Est. Cost Synergies: ~$50M** Revenue Risk to Manage: ≈$20M*** Working Capital & Capex Synergies Merger Highlights *Revenue synergies of ~$25M expected by 2025 **Cost synergies of ~$50M expected by 2025 with incremental opportunity to reduce stock-based compensation expense **Based on due diligence, including revenue zip code analysis performed by 3rd party a Investment Highlights Building a Leading Global Spine & Orthopedics Company Extensive Portfolio Solutions with Complementary Technologies Improved Clinical Outcomes & Economic Value Expanded Distribution Channels & Global Commercial Reach $150M Credit Facility Provides Liquidity to Fund Growth and Scale Visionary Leadership Team with Deep Sector Experience Large Addressable Markets with High Growth Opportunities

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APPENDIX A

Proforma Non-GAAP Financial Measures On the Company’s Q3 2023 earnings call held on November 8, 2023, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 3rd quarter of 2022.  Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 3rd quarter of 2023.  A reconciliation of proforma Adjusted EBITDA for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on November 8, 2023.

Historical 2022 Quarterly Proforma Adjusted EBITDA On the Company’s Q3 2023 earnings call held on November 8, 2023, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 3rd quarter of 2022.  Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 3rd quarter of 2023.  A reconciliation of proforma Adjusted EBITDA for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on November 8, 2023.

Historical 2022 Quarterly Proforma Adjusted Gross Margin On the Company’s Q3 2023 earnings call held on November 8, 2023, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 3rd quarter of 2022.  Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 3rd quarter of 2023.  A reconciliation of proforma Adjusted EBITDA for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on November 8, 2023.